Exhibit 99.2
September 12, 2006
Additional Disclosures to Support Presentations at the Bear Stearns
19th Annual Healthcare Conference
During a presentation at the Bear Stearns 19th Annual Healthcare Conference on September 12, 2006 Valeant Pharmaceuticals International (the “Company”) presented certain non-GAAP financial information for the purpose of explaining in greater detail the historical operations of the Company. Pursuant to Regulation G, below are the reconciliations of such non-GAAP information to GAAP information.
In the presentation, we refer to certain adjusted operating income measures and other financial metrics that have not been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). When reporting our historical financial results, we provide certain non-GAAP financial measures to supplement the consolidated financial results prepared in accordance with GAAP. These non-GAAP financial measures are not in accordance with, nor are they a substitute for, GAAP measures, and they may not be consistent with the presentation used by other companies. We use the non-GAAP financial measures to evaluate and manage our operations. We are providing this information to investors to allow for the performance of additional financial analysis and because it is consistent with the financial models and estimates published by analysts who follow our company. We have not provided a reconciliation of the forward-looking non-GAAP financial measures included in the presentation due to the difficulty in forecasting and quantifying the exact amount of the restructuring charge and the related tax benefits that will be included in the comparable GAAP measures.
Table 1
Valeant Pharmaceuticals International
Reconciliation of Adjusted Operating Income and Financial Metrics Excluding Non-GAAP Adjustments to
     Operating Income and Financial Metrics, as measured under GAAP
For the Year Ended December 31, 2005
(In millions)

		Non-GAAP
	GAAP	Adjustments		Adjusted
Product sales	$731	$—		$731
Royalties	92	—		92
Total revenues	823	—		823
Cost of goods sold	223	—		223
Selling expenses	232	(3)	(a)	229
General and administrative expenses	108			108
Research and development costs	114	—		114
Acquired in-process research and development	174	(174)	(b)	—
Restructuring charges	1	(1)	(c)	—
Amortization expense	69	(8)	(d)	61
Total expenses	921	(186)		735
Income from operations	$(98)	$186		$88

Financial metrics as a percentage of product sales
Gross margin	69%			69%
Cost of goods sold	31%			31%
Selling expenses	32%			31%
General and administrative expenses	15%			15%
(a)	Costs associated with the restructuring of sales force Iberia.

(b)	Expense associated with the write-off of acquired In-Process Research and Development (IPR&D) related to the Xcel and Infergen acquisitions.

(c)	Restructuring charges relate to our manufacturing rationalization plan.

(d)	Impairment charges on products sold primarily in Germany, U.S., U.K., Brazil and Spain.

Table 2
Valeant Pharmaceuticals International
Reconciliation of Adjusted Operating Income and Financial Metrics Excluding Non-GAAP Adjustments to
     Operating Income and Financial Metrics, as measured under GAAP
For the Year Ended December 31, 2004
(In millions)

		Non-GAAP
	GAAP	Adjustments		Adjusted
Product sales	$606	$—		$606
Royalties	77	—		77
Total revenues	683	—		683
Cost of goods sold	200	—		200
Selling expenses	197	(4)	(a)	193
General and administrative expenses	98	(1)	(a)(b)	97
Research and development costs	93	—		93
Acquired in-process research and development	12	(12)	(c)	—
Restructuring charges	19	(19)	(d)	—
Amortization expense	60	(5)	(e)	55
Total expenses	679	(41)		638
Income from operations	$4	$41		$45

Financial metrics as a percentage of product sales
Gross margin	67%			67%
Cost of goods sold	33%			33%
Selling expenses	33%			32%
General and administrative expenses	16%			16%
(a)	Sales force reduction costs.

(b)	Legal expenses related to the settlement of the bondholder class action lawsuit, net of an insurance refund.

(c)	IPR&D charge related to the acquisition of Amarin.

(d)	Restructuring charges were primarily related to our manufacturing rationalization plan and include impairment charges on manufacturing sites and severance charges.

(e)	Product impairment charges, which were primarily related to products sold in Italy for which the patent life was reduced by a decree by the Italian government.

Table 3
Valeant Pharmaceuticals International
Reconciliation of Adjusted Operating Income Excluding Non-GAAP Adjustments to
     Operating Income, as measured under GAAP
For the Year Ended December 31, 2003
(In millions)

		Non-GAAP
	GAAP	Adjustments		Adjusted
Product sales	$518	$—		$518
Royalties	168	—		168
Total revenues	686	—		686
Cost of goods sold	185	—		185
Selling expenses	167	—		167
General and administrative expenses	111	—		111
Research and development costs	45	—		45
Acquired in-process research and development	118	(118)	(a)	—
Amortization expense	39	—		39
Total expenses	665	(118)		547
Income from operations	$21	$118		$139
(a)	IPR&D charge related to the Ribapharm tender offer.

Table 4
Valeant Pharmaceuticals International
Reconciliation of Specialty Pharmaceuticals Adjusted Operating Income Excluding Non-GAAP
     Adjustments to Operating Income, as measured under GAAP
For the Year Ended December 31, 2005
(In millions)

		Non-GAAP
	GAAP	Adjustments		Adjusted
Specialty Pharmaceuticals
Product sales	$731	$—		$731
Cost of goods sold	223	—		223
Selling expenses	225	(3)	(a)	222
General and administrative expenses	103			103
Research and development expenses	8			8
Restructuring charges	1	(1)	(b)	—
Amortization expense	56	(8)	(c)	48
Total specialty pharmaceuticals	115	12		127
Research and development division	(131)	—		(131)
Acquired in-process research and development	(174)	174	(d)	—
Ribavirin royalties	92	—		92
Income from operations	$(98)	$186		$88
(a)	Costs associated with the restructuring of sales force Iberia.

(b)	Restructuring charges relate to our manufacturing rationalization plan.

(c)	Impairment charges on products sold primarily in Germany, U.S., U.K., Brazil and Spain.

(d)	Expense associated with the write-off of acquired IPR&D related to the Xcel and Infergen acquisitions.

Table 5
Valeant Pharmaceuticals International
Reconciliation of Specialty Pharmaceuticals Adjusted Operating Income Excluding Non-GAAP
     Adjustments to Operating Income, as measured under GAAP
For the Year Ended December 31, 2004
(In millions)

		Non-GAAP
	GAAP	Adjustments		Adjusted
Specialty Pharmaceuticals
Product sales	$606	$—		$606
Cost of goods sold	200	—		200
Selling expenses	197	(4)	(a)	193
General and administrative expenses	92	(1)	(a)(b)	91
Restructuring charges	19	(19)	(c)	—
Research and development expenses	6	—		6
Amortization expense	42	(5)	(d)	37
Total specialty pharmaceuticals	50	29		79
Research and development division	(111)	—		(111)
Acquired in-process research and development	(12)	12	(e)	—
Ribavirin royalties	77	—		77
Income from operations	$4	$41		$45
(a)	Sales force reduction costs.

(b)	Legal expenses related to the settlement of the bondholder class action lawsuit, net of an insurance refund

(c)	Restructuring charges were primarily related to our manufacturing rationalization plan and include impairment charges on manufacturing sites and severance charges.

(d)	Product impairment charges were primarily related to products sold in Italy for which the patent life was reduced by a decree by the Italian government.

(e)	IPR&D charge related to the acquisition of Amarin.

Table 6
Valeant Pharmaceuticals International
Reconciliation of Specialty Pharmaceuticals Adjusted Operating Income Excluding Non-GAAP
     Adjustments to Operating Income, as measured under GAAP
For the Year Ended December 31, 2003
(In millions)

		Non-GAAP
	GAAP	Adjustments		Adjusted
Specialty Pharmaceuticals
Product sales	$518	$—		$518
Cost of goods sold	185	—		185
Selling expenses	167	—		167
General and administrative expenses	90	—		90
Research and development expenses	2	—		2
Amortization expense	31	—		31
Total specialty pharmaceuticals	43	—		43
Research and development division	(72)	—		(72)
Acquired in-process research and development	(118)	118	(a)	—
Ribavirin royalties	168	—		168
Income from operations	$21	$118		$139
(a)	IPR&D charge related to the Ribapharm tender offer.

Table 7
Valeant Pharmaceuticals International
Reconciliation of Adjusted Operating Income Excluding Non-GAAP Adjustments to
     Operating Income, as measured under GAAP
For the Six-Month Period Ended June 30, 2006
(In millions)

		Non-GAAP
	GAAP	Adjustments		Adjusted
Product sales	$389			$389
Royalties	40			40
Total revenues	429			429
Cost of goods sold	124	(1)	(a)	124
Selling expenses	131	(2)	(a)	129
General and administrative expenses	60	(7)	(a)	53
Research and development costs	56	(2)	(a)	55
Acquired in-process research and development	—			—
Gain on litigation settlement	(34)	34	(b)	—
Restructuring charges	80	(80)	(c)	—
Amortization expense	35			35
Total expenses	452	(56)		396
Income from operations	$(23)			$33
(a)	Stock compensation expense following implementation of Financial Accounting Standard No. 123 (R)

(b)	Gain on settlement of litigation concerning termination of a joint venture in Serbia

(c)	Asset writedowns and severance charges relating to restructuring program

Table 8
Valeant Pharmaceuticals International
Reconciliation of Adjusted Operating Income Excluding Non-GAAP Adjustments to
     Operating Income, as measured under GAAP
For the Six-Month Period Ended June 30, 2005
(In millions)

		Non-GAAP
	GAAP	Adjustments		Adjusted
Product sales	$343			$343
Royalties	43			43
Total revenues	386			386
Cost of goods sold	102			102
Selling expenses	114			114
General and administrative expenses	51			51
Research and development costs	53			53
Acquired in-process research and development	126	(126)	(a)	—
Restructuring charges	0	(0)	(b)	—
Amortization expense	31	(2)	(c)	30
Total expenses	478	(128)		349
Income from operations	$(92)	$128		$37
(a)	Expense associated with the write-off of acquired IPR&D related to the Xcel and Infergen acquisitions.

(b)	Restructuring charges relate to our manufacturing rationalization plan.

(c)	Impairment charges on products sold in Spain and North America

Table 9
Valeant Pharmaceuticals International
Reconciliation of Adjusted Operating Income Excluding Non-GAAP Adjustments to
     Operating Income, as measured under GAAP
For the Six-Month Period Ended June 30, 2004
(In millions)

		Non-GAAP
	GAAP	Adjustments		Adjusted
Product sales	$280			$280
Royalties	48			48
Total revenues	328			328
Cost of goods sold	93			93
Selling expenses	101	(3)	(a)	98
General and administrative expenses	49	(1)	(a)	48
Research and development costs	39			39
Acquired in-process research and development	12	(12)	(b)	—
Restructuring charges	20	(20)	(c)	—
Amortization expense	27			27
Total expenses	341	(36)		305
Income from operations	$(13)	$36		$23
(a)	Sales force reduction costs

(b)	Expense associated with the write-off of acquired IPR&D related to the Amarin acquisitions.

(c)	Restructuring charges were primarily related to our manufacturing rationalization plan and include impairment charges on manufacturing sites and severance charges.

Table 10
Valeant Pharmaceuticals International
Reconciliation of Financial Metrics Excluding Non-GAAP Adjustments to
     Financial Metrics, as measured under GAAP
For the Three-Month Period Ended June 30, 2006
(In millions)

		Non-GAAP
	GAAP	Adjustments		Adjusted
Product sales	$209			$209
Royalties	22			22
Total revenues	230			230
Cost of goods sold	66	(1)	(a)	65
Selling expenses	66	(1)	(a)	65
General and administrative expenses	32	(3)	(a)	29
Research and development costs	27	(1)	(a)	26
Acquired in-process research and development	—			—
Gain on litigation settlement	—			—
Restructuring charges	53	(53)	(b)	—
Amortization expense	18			18
Total expenses	261	(58)		203
Income from operations	$(31)	$58		$27

Financial metrics as a percentage of product sales
Gross margin	68%			69%
Cost of goods sold	32%			31%
Selling expenses	32%			31%
General and administrative expenses	15%			14%
(a)	Stock compensation expense following implementation of Financial Accounting Standard No. 123 (R)

(b)	Asset writedowns and severance charges relating to restructuring program